UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 30, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on January 29, 2021, BeiGene, Ltd. (the “Company” or “BeiGene”) filed a listing application (as updated from time to time, the “Listing Application”) for a proposed public offering of the Company’s ordinary shares and initial listing of such shares on the Science and Technology Innovation Board (the “STAR Market”) of the Shanghai Stock Exchange (the “STAR Offering”). The STAR Offering will be conducted within the People’s Republic of China (the “PRC”) and such shares will be issued to and subscribed for by investors in Renminbi (“RMB”) in the PRC (the “RMB Shares”) and listed and traded on the STAR Market pursuant to the general mandate to issue shares, which was approved by the shareholders at the Company’s 2021 annual general meeting of shareholders on June 16, 2021 (the “Proposed Issue of RMB Shares”). The RMB Shares will not be fungible with the ordinary shares of the Company listed on the Hong Kong Stock Exchange or with the American Depositary Shares representing the Company’s ordinary shares listed on the NASDAQ Global Select Market. The number of RMB Shares (including the over-allotment option) to be issued will not exceed 132,313,549 ordinary shares, representing no more than 10% of the sum of the total number of issued ordinary shares of the Company as of January 7, 2021 (the day before the date of the board of directors’ approval of the STAR Offering) and the total number of RMB Shares to be issued in the STAR Offering. The Listing Application was prepared in accordance with the listing rules of the STAR Market and the applicable securities laws and regulations of the PRC (the “PRC Securities Laws”). On June 28, 2021, the Listing Committee of the STAR Market approved the Company’s Listing Application. The consummation of the STAR Offering is subject to, among other things, market conditions, and additional applicable regulatory approvals, including registration granted by the China Securities Regulatory Commission.

Item 2.02. Results of Operations and Financial Condition.

On June 30, 2021, as required by the PRC Securities Laws, the Listing Application was updated with historical financial information for the years ended December 31, 2018 and 2019, and 2020 (the “Reporting Period”) prepared in accordance with the China Accounting Standards for Business Enterprises - Basic Standard and other applicable PRC accounting rules, guidance and interpretations (collectively, the “PRC GAAP”), including additional financial information regarding gross profit margin ratio by products for the Reporting Period. The PRC GAAP are different from the accounting principles generally accepted in the United States (“U.S. GAAP”). A summary of the key differences between PRC GAAP and U.S. GAAP as well as the additional financial information regarding the Company’s gross profit margin ratio by products for the Reporting Period prepared in accordance with U.S. GAAP is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Listing Application is publicly available in Chinese language only on the website maintained by the Shanghai Stock Exchange at www.sse.com.cn. The Listing Application and the information contained on the Shanghai Stock Exchange’s website are not part of this Current Report on Form 8-K and shall not be deemed filed or furnished by the Company with the U.S. Securities and Exchange Commission, nor shall they be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The information in Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements regarding the Proposed Issue of RMB Shares under the general mandate to be listed on the STAR Market. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including the possibility that the conditions, including market conditions and necessary regulatory approvals, will not be met and that BeiGene will be unable to consummate the Proposed Issue of RMB Shares; the possibility that BeiGene will not realize the expected benefits of the transaction; BeiGene's ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene's ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeiGene's ability to obtain and maintain protection of intellectual property for its medicines and technology; BeiGene's reliance on third parties to conduct drug development, manufacturing and other services; BeiGene’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products and its ability to obtain additional funding for operations and to complete the development and commercialization of its drug candidates and achieve and maintain profitability; the impact of the COVID-19 pandemic on the BeiGene’s clinical development, regulatory, commercial, and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent quarterly report on Form 10-Q as well as discussions of potential risks, uncertainties, and other important factors in BeiGene's subsequent filings with the U.S. Securities and Exchange Commission. All information in this Current Report is as of the date of this Current Report, and BeiGene undertakes no duty to update such information unless required by law.

The Proposed Issue of RMB Shares under the general mandate is subject to, among other things, market conditions and necessary regulatory approvals, and thus may or may not proceed. Shareholders and potential investors of the Company should be aware that there is no assurance that the Proposed Issue of RMB Shares will materialize or as to when it may materialize. Shareholders and potential investors of the Company should exercise caution when dealing in the securities of the Company.

Further announcement(s) or filings will be made by the Company in accordance with the applicable laws and regulations on any material updates and progress in connection with the Proposed Issue of RMB Shares as and when appropriate. This announcement is for information purposes only and does not constitute any invitation or offer to acquire, purchase or subscribe for the securities of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Financial Information, furnished herewith

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

99.1	Financial Information, furnished herewith

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 30, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel